UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AKOUOS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

645 Summer Street, Suite 200
Boston, Massachusetts 02210
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 23, 2022
Dear Stockholders:
You are cordially invited to virtually attend the 2022 annual meeting of stockholders, or the Annual Meeting, of Akouos, Inc. The Annual Meeting will be held via the Internet at a virtual web conference at www.virtualshareholdermeeting.com/AKUS2022 on Thursday, June 23, 2022 at 9:00 a.m., Eastern time.
Only stockholders who owned shares of our common stock at the close of business on April 25, 2022 can vote at the Annual Meeting or any adjournment thereof. At the Annual Meeting, the stockholders will consider and vote on the following matters:
1.
Election of two Class II directors nominated by our board of directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders;

2.
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As noted above, our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares and submit questions during the online meeting. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.
You can find more information, including the nominees for director, in the attached proxy statement for the Annual Meeting. The board of directors recommends that you vote “FOR” each of the Class II directors (Proposal 1) and “FOR” the ratification of the appointment of the proposed independent registered public accounting firm (Proposal 2) as outlined in the attached proxy statement.
We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We will mail the Notice of Availability on or about April 28, 2022, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2021 Annual Report, and a form of proxy card.
Stockholders of record at the close of business on April 25, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Whether or not you expect to virtually attend the Annual Meeting online, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting.

i

If you are a stockholder of record, you may vote your shares in one of the following ways:
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Vote over the Internet, by going to www.proxyvote.com (have your Notice of Availability or proxy card in hand when you access the website);

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Vote by Telephone, by calling the toll-free number 1-800-690-6903 (have your Notice of Availability or proxy card in hand when you call);

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Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you; or

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Vote online during the Annual Meeting. The annual meeting will be a virtual-only meeting, which can be accessed at www.virtualshareholdermeeting.com/AKUS2022. Stockholders will have the ability to attend the virtual meeting and vote online during the meeting.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted.
A complete list of registered stockholders will be available at least ten days prior to the meeting for inspection at our offices at 645 Summer Street, Suite 200, Boston, Massachusetts 02210. This list will also be available to stockholders of record during the Annual Meeting for examination at www.virtualshareholdermeeting.com/AKUS2022. Further information about how to attend the Annual Meeting online, vote your shares and submit questions during the meeting is included in the accompanying proxy statement.
Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares.
By Order of the Board of Directors,
Emmanuel Simons
President and Chief Executive Officer
Boston, MA
April 28, 2022

ii

AKOUOS, INC.
PROXY STATEMENT

PROXY STATEMENT	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PROPOSAL NO. 1 — ELECTION OF TWO CLASS II DIRECTORS	6
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	10
CORPORATE GOVERNANCE	12
EXECUTIVE AND DIRECTOR COMPENSATION	18
RELATED PERSON TRANSACTIONS	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	32
HOUSEHOLDING	33
STOCKHOLDER PROPOSALS FOR OUR 2023 ANNUAL MEETING	33
OTHER MATTERS	35

645 Summer Street
Suite 200
Boston, Massachusetts 02210
(857) 410-1818
PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 23, 2022
INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement contains information about the Annual Meeting of Stockholders of Akouos, Inc., or the Annual Meeting, to be held on Thursday, June 23, 2022 at 9:00 a.m., Eastern time. The Annual Meeting will be held via the Internet at www.virtualshareholdermeeting.com/AKUS2022. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.
The board of directors of Akouos is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Akouos,” “the Company,” “we,” “us,” “our” and similar terms refer to Akouos, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We are sending the Notice of Availability on or about April 28, 2022, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2021 Annual Report, and a form of proxy card.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 23, 2022:
This proxy statement and our 2021 Annual Report are
available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or our Form 10-K, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Akouos, Inc., 645 Summer Street, Suite 200, Boston, Massachusetts 02210. This proxy statement and our Form 10-K are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose of the Annual Meeting
At the Annual Meeting, our stockholders will consider and vote on the following matters:
1.
the election of two Class II directors nominated by our board of directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders;

2.
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
the transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first two items noted above.
Board of Directors Recommendation
Our board of directors unanimously recommends that you vote:
FOR the election of the two nominees to serve as Class II directors on our board of directors, each for a three-year term expiring at the 2025 annual meeting of stockholders; and
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Availability of Proxy Materials
The proxy materials, including this proxy statement, a proxy card and our 2021 Annual Report are available for viewing, printing and downloading on the Internet at www.proxyvote.com. On or about April 28, 2022, we will mail the Notice of Availability to stockholders, unless they requested a printed copy of proxy materials. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.
Who Can Vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date of April 25, 2022 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 25, 2022, there were 34,626,156 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your Notice of Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.
Beneficial Owner of Shares Held in Street Name.    If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting.
As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Why is the Annual Meeting a Virtual, Online Meeting?
Our Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.virtualshareholdermeeting.com/AKUS2022 in advance of the meeting. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How to Virtually Attend the Annual Meeting
The Annual Meeting will be a virtual meeting and you may not attend in person.
The Annual Meeting will start at 9:00 a.m., Eastern time, on June 23, 2022. You may log on to the virtual meeting starting at 8:45 a.m., Eastern time, on the day of the meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted on the log-in page at www.virtualshareholdermeeting.com/AKUS2022.
How to Vote
If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:
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By Telephone Prior to the Annual Meeting.    You may transmit your proxy over the phone by calling 1-800-690-6903 and following the instructions provided in the Notice of Availability or on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.

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Via the Internet Prior to the Annual Meeting.    You may transmit your proxy via the Internet by following the instructions provided in the Notice of Availability or on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.virtualshareholdermeeting.com/AKUS2022.

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By Mail Prior to the Annual Meeting.    If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

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Online during the Annual Meeting.    You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice of Availability, proxy card and/or voting instruction form. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m., Eastern time, on June 22, 2022, and mailed proxy cards must be received by 11:59 p.m., Eastern time, on June 22, 2022 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended. If your shares are held in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. In addition, you will need your control number included on your Notice of Availability or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.
Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?
No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.
How Do I Submit a Question at the Annual Meeting?
If you wish to submit a question during the Annual Meeting, beginning at 8:45 a.m., Eastern time, on June 23, 2022, you may log into www.virtualshareholdermeeting.com/AKUS2022, type your question into the “Submit a Question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.virtualshareholdermeeting.com/AKUS2022 in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
May I See a List of Stockholders Entitled to Vote as of the Record Date?
A complete list of registered stockholders as of the close of business on the record date will be available at least ten days prior to the meeting for inspection by our stockholders of record at our offices at 645 Summer Street, Suite 200, Boston, Massachusetts 02210. This list will also be available for examination by the stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/AKUS2022.
Quorum
A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if stockholders holding a majority of the shares of stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or by proxy. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.
Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.
Proposals Considered “Discretionary” and “Non-Discretionary”
The election of directors (Proposal No. 1) is a matter considered non-discretionary under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on Proposal No. 1.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2) is a matter considered discretionary under applicable rules. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposal No. 2.
Votes Required to Elect a Director and to Ratify Appointment of PricewaterhouseCoopers LLP
A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting (Proposal No. 1).
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 2).
Abstentions and broker non-votes will not be counted as votes cast or voted on any of the proposals. Accordingly, abstentions and broker non-votes will have no effect on the voting on either of the proposals.
Method of Counting Votes
Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.
Revoking a Proxy; Changing Your Vote
If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting:
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by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

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by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or

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by filing a written revocation with our Corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.
Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not automatically revoke your proxy.
Costs of Proxy Solicitation
We will bear the costs of soliciting proxies. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.
Voting Results
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF TWO CLASS II DIRECTORS
Our board of directors currently consists of eight members. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
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the Class II directors are Heather Preston and Arthur O. Tzianabos, and their term expires at the Annual Meeting;

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the Class III directors are Edward T. Mathers, Saira Ramasastry, and Vicki Sato, and their term expires at the annual meeting of stockholders to be held in 2023; and

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the Class I directors are Kush M. Parmar, Emmanuel Simons, and Chris Smith, and their term expires at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Heather Preston and Arthur O. Tzianabos for election as Class II directors at the Annual Meeting. Drs. Preston and Tzianabos are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.
The matrix below provides information related to the composition of our board members. Each of the categories listed in the table has the meaning used in Nasdaq Rule 5605(f).
Board Diversity Matrix (As of April 28, 2022)
Board size:
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
Asian(1)	2	1
Hispanic or Latinx(1)	1
White	1	4
Two or More Races or Ethnicities(1)	1

(1)
One director self-identifies as both Asian and Hispanic or Latinx.

We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and abilities to assist our board of directors in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.
Nominees for Election as Class II Directors
Biographical information as of March 31, 2022, including principal occupation and business experience during the last five years, for our nominees for election as the Class II directors at our Annual Meeting is set forth below.
Heather Preston, M.D., age 56, has served on our board of directors since February 2020. Dr. Preston is currently managing partner at Pivotal bioVentures, a venture capital firm, which she joined in July 2018. From May 2005 to July 2018, Dr. Preston was a firm partner and managing director of TPG Biotech, a venture capital firm. She currently serves on the boards of directors of Fusion Pharmaceuticals Inc. since March 2019, Oxford Biomedica plc since March 2018, and Entasis Therapeutics Inc. since August 2017, and on the boards of a number of private companies. Dr. Preston previously served on the board of directors of Albireo Pharma, Inc. from November 2016 to June 2018, Alder Biopharmaceuticals Inc. from December 2007 to October 2019, Otonomy, Inc. from August 2010 until February 2020, and Karuna Therapeutics Inc. from March 2019 until December 2021. Prior to joining TPG Biotech, Dr. Preston served for two years as a medical device and biotechnology venture capital investor at JP Morgan Partners, LLC, a private equity firm. Prior to that, she was an entrepreneur-in-residence at New Enterprise Associates, a venture capital firm. Dr. Preston holds a B.Sc.Hons degree in biochemistry from the University of London and an M.B.B.Chir degree in medicine from the University of Oxford. After leaving Oxford, Dr. Preston completed a postdoctoral fellowship in molecular biology at the Dana Farber Cancer Institute, Harvard University. Dr. Preston completed her training in Internal Medicine at the Massachusetts General Hospital and then sub-specialized in Gastroenterology and Hepatology at U.C.S.F. During Dr. Preston’s academic career, she was the recipient of a Fulbright Scholarship, a Fulbright Cancer Research Scholarship, a Harlech Scholarship, and a Science and Engineering Research Council Post-Doctoral Fellowship Award. We believe Dr. Preston’s experience as an investor in biopharmaceutical and life sciences companies, educational background, and leadership in the medical and life science industries qualify her to serve on our board of directors.
Arthur O. Tzianabos, Ph.D., age 59, has served on our board of directors since July 2018. Dr. Tzianabos has served as president, chief executive officer and member of the board of directors of Homology Medicines, Inc., a biotechnology company, since April 2016. Dr. Tzianabos joined Homology from OvaScience, Inc., a biotechnology company that has since merged with and into Millendo Therapeutics, Inc., where he served as president and chief scientific officer from September 2013 to March 2016. Prior to OvaScience, Dr. Tzianabos spent eight years at Shire plc, a pharmaceutical company that was acquired by Takeda Pharmaceutical Company Limited, a pharmaceutical company, where he served in positions of increasing responsibility, including senior director, discovery research, vice president, program management and senior vice president and head, research and early development. From 1992 to 2005, Dr. Tzianabos was a faculty member at Harvard Medical School and maintained laboratories at the Channing Laboratory, Brigham and Women’s Hospital and the Department of Microbiology and Molecular Genetics at Harvard Medical School. Dr. Tzianabos has served on the board of directors of Stoke Therapeutics, Inc. since September 2018 and previously served on the board of directors of BIND Therapeutics, Inc. from October 2015 to July 2016. Dr. Tzianabos holds a B.S. in Biology from Boston College and a Ph.D. in Microbiology from the University of New Hampshire. We believe Dr. Tzianabos’ extensive academic and clinical experience, as well as his knowledge of the industry and experience as a chief executive officer of a biotechnology company qualifies him to serve on our board of directors.
The board of directors recommends voting “FOR” the election of Heather Preston and Arthur O. Tzianabos as Class II directors for a three-year term ending at the annual meeting of stockholders to be held in 2025.
Directors Continuing in Office
Biographical information as of March 31, 2022, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class I Directors
Kush M. Parmar, M.D., Ph.D., age 41, has served on our board of directors since October 2017. Dr. Parmar has been a managing partner and member at 5AM Ventures, a venture capital firm, since January 2016. Previously, Dr. Parmar was a Partner from January 2014 to December 2016 and a Principal from January 2012 to December 2014 at 5AM Ventures. Dr. Parmar has also been co-chief executive and a member of the board of directors of 5:01 Acquisition Corp., a blank check company, since August 2020. Dr. Parmar has served on the boards of directors of Homology Medicines, Inc. since March 2015, Entrada Therapeutics, Inc. since October 2016 and as its chairman since December 2020, Rallybio Corporation since April 2018, and Vor Biopharma Inc. since February 2019, and previously served on the board of directors of Arvinas, Inc. from July 2013 to November 2019, Audentes Therapeutics, Inc. from 2013 to November 2018 and scPharmaceuticals, Inc. from March 2014 to July 2018. Dr. Parmar holds a Ph.D. in experimental pathology from Harvard University, an M.D. from Harvard Medical School, and an A.B. in molecular biology and medieval studies from Princeton University. We believe Dr. Parmar’s extensive experience in the venture capital industry, medical and scientific background and training, and service on the boards of other public and private biopharmaceutical and biotechnology companies qualify him to serve on our board of directors.
Emmanuel Simons, Ph.D., M.B.A., age 39, co-founded Akouos in March 2016 and has served as our president and chief executive officer and as a member of our board of directors since our inception. Prior to founding Akouos, Dr. Simons held leadership roles in business and corporate development at Voyager Therapeutics, Inc., a biotechnology company, from November 2014 to August 2016 and at Warp Drive Bio LLC, a biotechnology company, from June 2012 to November 2014. Earlier in his career, Dr. Simons was an Entrepreneurial Fellow at Flagship Pioneering, where he was a member of the founding team at Seres Therapeutics, Inc. Dr. Simons earned an A.B. magna cum laude in neuroscience and music from Harvard College, a Ph.D. in biomedical engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. We believe that Dr. Simons’s extensive leadership experience in the life sciences industry and his extensive knowledge of our company based on his role as a founder and as our president and chief executive officer qualify him to serve as a member of our board of directors.
Chris Smith, age 59, has served on our board of directors since July 2018. Since September 2019, Mr. Smith has been chief executive officer and a member of the board of directors of Ortho Clinical Diagnostics Holdings plc, an in vitro diagnostics company, and has been chairman of the board of Ortho Clinical Diagnostics Holdings plc since September 2020. Previously, Mr. Smith was chief executive officer of Cochlear Ltd., a medical device company headquartered in Australia, from July 2015 through January 2018 and previously served as president of Cochlear North America, senior vice president of cochlear bone anchored solutions and senior vice president of global support operations, having joined Cochlear Ltd. in 2004. Prior to Cochlear Ltd., Mr. Smith held several senior executive roles including chief executive officer in residence for private equity firm Warburg Pincus and global group president of Gyrus Group Plc., a surgical products company. Mr. Smith has served on the boards of directors of several private companies. He previously served on the board of directors of Universal Biosensors from August 2013 to August 2015 and Cochlear Ltd. (Australia) from June 2015 to January 2018 and on the boards of directors of Xtent Inc., Startek Inc., and Acclarent, Inc. Mr. Smith holds a Bachelor of Science degree from Texas A&M University. We believe Mr. Smith’s business experience in the biotechnology industry, including for cochlear implants, qualifies him to serve on our board of directors.
Class III Directors
Edward T. Mathers, age 62, has served on our board of directors since October 2017. Mr. Mathers has served as a general partner at New Enterprise Associates, Inc., or NEA, a venture capital firm, since November 2019 and served as partner at NEA from August 2008 to October 2019. Prior to joining NEA, Mr. Mathers served as executive vice president, corporate development and venture at MedImmune, Inc., or MedImmune, a biopharmaceutical company, and led its venture capital subsidiary, MedImmune Ventures, Inc. Mr. Mathers has served on the boards of directors of Affinia Therapeutics Inc. since March 2020, Mirum Pharmaceuticals, Inc. since November 2018, Reneo Pharmaceuticals, Inc. since December 2017, Trevi Therapeutics, Inc. since July 2017, Inozyme Pharma, Inc. since January 2017, ObsEva SA since November 2015, Rhythm Pharmaceuticals Inc. since March 2013, and Synlogic, Inc. (formerly known as

Mirna Therapeutics, Inc.) since October 2012. Mr. Mathers served on the board of directors of Liquidia Technologies from April 2009 to May 2019 and Ra Pharmaceuticals, Inc. from February 2010 to April 2020. He is also on the board of a number of private life sciences companies. Mr. Mathers earned his B.S. in chemistry from North Carolina State University. We believe Mr. Mathers’ experience investing in and advising life sciences companies, as well as his experience as a director of public and private companies in the life sciences industry, qualify him to serve on our board of directors.
Saira Ramasastry, age 46, has served on our board of directors since June 2020. Ms. Ramasastry has served as managing partner of Life Sciences Advisory, LLC, a strategic advisory firm to life sciences companies, since April 2009. From August 1999 to March 2009, Ms. Ramasastry was an investment banker with Merrill Lynch & Co., Inc., an investment banking firm, where she helped establish the biotechnology practice and was responsible for origination of mergers and acquisitions, or M&A, strategic and capital markets transactions. Prior to joining Merrill Lynch, she served as a financial analyst in the M&A group at Wasserstein Perella & Co., an investment banking firm, from July 1997 to September 1998. Ms. Ramasastry has served on the boards of directors of Day One Biopharmaceutics, Inc. since March 2021, Vir Biotechnology, Inc. since September 2019, Glenmark Pharmaceuticals Limited since March 2019, and Sangamo Therapeutics Inc., or Sangamo, since June 2012. Ms. Ramasastry has notified Sangamo of her decision to not stand for re-election at its annual meeting of stockholders to be held in May 2022. Ms. Ramasastry previously served on the board of directors of Cassava Sciences, Inc. (formerly Pain Therapeutics Inc.) from February 2013 to June 2020, Innovate Biopharmaceuticals, Inc. from June 2018 to April 2020, and Repros Therapeutics Inc. from March 2013 to January 2018. Ms. Ramasastry received her B.A. in economics and an M.S. in management science and engineering from Stanford University, as well as an M. Phil. in management studies from the University of Cambridge, where she is a guest lecturer for the Bioscience Enterprise Programme. We believe that Ms. Ramasastry’s extensive experience in global healthcare investment banking and strategic advisory consulting in the life sciences industry qualifies her to serve on our board of directors.
Vicki Sato, Ph.D., age 73, has served on our board of directors since February 2020. She was a professor of management practice at Harvard Business School from September 2006 to July 2017 and was a professor in the Department of Molecular and Cell Biology at Harvard University from July 2005 until October 2015. From 2000 to 2005, she served as president of Vertex Pharmaceuticals, Inc., a biotechnology company. From 1994 to 2000, she was the senior vice president of research and development at Vertex and from 1992 to 1994, she was the vice president of research and chief scientific officer. Prior to joining Vertex, Dr. Sato served as vice president of research at Biogen Inc. Dr. Sato has served on the board of directors at Denali Therapeutics, Inc. since April 2015, Vir Biotechnology, Inc. since December 2016, and Allogene Therapeutics, Inc. since August 2021. Dr. Sato previously served on the board of Bristol-Myers Squibb Company from July 2006 to May 2021, BorgWarner, Inc. from February 2014 to April 2021, and Syros Pharmaceuticals, Inc. from August 2013 to December 2019. Dr. Sato received her A.B. in Biology from Radcliffe College and her A.M. and Ph.D. in Biology from Harvard University. She conducted her postdoctoral work at both the University of California, Berkeley and Stanford Medical Center. We believe Dr. Sato’s experience as a senior executive and as a director of several life sciences companies and knowledge of our industry qualify her to serve on our board of directors.
There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she was or is to be selected as a director.
Executive Officers Who Are Not Directors
Biographical information as of March 31, 2022 for our executive officers who are not directors is listed below.
Michael McKenna, M.D., age 65, co-founded Akouos in March 2016 and has served as our chief medical officer since June 2018. Prior to joining Akouos, Dr. McKenna held the Joseph B. Nadol, Jr. Chair at the Massachusetts Eye and Ear Infirmary, or MEE, which he joined in 1989, and was the director of the Division of Otology and Neurotology at MEE and a professor of otolaryngology at Harvard Medical School since 1996, and is a Professor Emeritus at Harvard Medical School. Dr. McKenna holds an M.D.

from the University of Southern California School of Medicine, completed his otolaryngology residency at Harvard Medical School, and completed his fellowship in neurotology and base skull surgery at the House Ear Clinic.
Sachiyo Minegishi, age 44, has served as our chief financial officer since October 2020. Ms. Minegishi served from April 2016 to September 2020 in various roles of increasing responsibility at bluebird bio, Inc., a biotechnology company, including, most recently, as vice president, global program lead for sickle cell disease (SCD) and previously as vice president, global brand lead, SCD and oncology portfolio. From September 2012 to April 2016, Ms. Minegishi served in various roles at Aegerion Pharmaceuticals Inc., a biopharmaceutical company, including as senior director, U.S. cardiology rare disease marketing and as senior director, global business development. Previously, Ms. Minegishi also held leadership roles at biopharmaceutical companies Human Genome Sciences, Inc., Genzyme Corporation (now a subsidiary of Sanofi S.A.) and Amgen Inc. Ms. Minegishi also worked at Merrill Lynch as an investment banker. Ms. Minegishi holds a B.S. in Chemical Engineering and Economics from the Massachusetts Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania.
Jennifer Wellman, age 44, has served as our chief operating officer since October 2020. From March 2018 to September 2020, Ms. Wellman served as our senior vice president of regulatory and quality. In 2018, Ms. Wellman also served as a part-time consultant for various biotechnology companies, including Akouos. From October 2013 to August 2017, Ms. Wellman was co-founder, head of product development strategy, and head of regulatory strategy at Spark Therapeutics, Inc., a member of the Roche Group and a fully integrated, commercial gene therapy company. Previously, Ms. Wellman also served as Director of Regulatory for the Center for Cellular and Molecular Therapeutics at Children’s Hospital of Philadelphia, or CHOP, and, prior to her time at CHOP, as Associate Scientist at Avigen, Inc., a biopharmaceutical company. Ms. Wellman has also served on the board of directors of Atsena Therapeutics since June 2021. Ms. Wellman holds a B.S. in microbiology and immunology from Queen’s University (Canada) and an M.S. from the University of New Haven.
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2019.
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.
A representative of PricewaterhouseCoopers LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

Audit Fees and Services
We incurred the following fees from PricewaterhouseCoopers LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.
Fee Category	2021	2020
Audit fees(1)	$700,000	$1,565,000
Audit related fees	$—	$—
Tax fees(2)	$30,000	$20,000
All other fees(3)	$4,409	$3,000
Total fees	$734,409	$1,588,000

(1)
“Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, our IPO that was completed in June 2020, services performed in connection with our Registration Statement on Form S-3 and comfort letter and other professional services provided in connection with regulatory filings or engagements.

(2)
“Tax fees” consist of fees for professional services, including tax compliance, advice and tax planning.

(3)
“All Other Fees” consist of subscription fees for automated financial statement disclosure checklist and license to accounting research software.

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next fiscal quarter. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2021 and 2020 fiscal years, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
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Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

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Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.

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Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.

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Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

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Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

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Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on our board of directors is considered.

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Nominees should normally be able to serve for at least five years before reaching the age of 75.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are the same as those specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals for our 2023 Annual Meeting.”
Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Board Determination of Independence
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In March 2022, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Dr. Simons, is an “independent director” as defined under applicable Nasdaq rules, as well as, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Simons is not an independent director under these rules because he is our president and chief executive officer.
There are no family relationships among any of our directors or executive officers.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter. A current copy of the charter for each of the audit committee, compensation committee and the nominating and corporate governance committee is posted on the “Governance Documents” section of the “Investor Relations” section of our website, which is located at www.akouos.com. Our board of directors also appoints from time to time ad hoc committees to address specific matters.

Audit Committee
The members of our audit committee are Heather Preston, Saira Ramasastry, and Arthur O. Tzianabos, and Saira Ramasastry serves as chair of the audit committee. Our audit committee met four times during 2021. Our audit committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting, disclosure controls and procedures, compliance, and code of business conduct and ethics;

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overseeing our internal audit function, if any;

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overseeing our risk assessment and risk management policies;

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establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by Securities and Exchange Commission, or SEC, rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Our board of directors has determined that Saira Ramasastry is an “audit committee financial expert” as defined by applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Compensation Committee
The members of our compensation committee are Edward T. Mathers, Kush M. Parmar, and Saira Ramasastry, and Edward T. Mathers serves as chair of the compensation committee. Our compensation committee met four times during 2021. Our compensation committee’s responsibilities include:
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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;

•
overseeing an evaluation of our senior executives;

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overseeing and administering our cash and equity incentive plans;

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reviewing and making recommendations to our board of directors with respect to director compensation;

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reviewing and making recommendations to our board of directors with respect to management succession planning;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent required by SEC rules; and

•
preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Edward T. Mathers, Heather Preston, Vicki Sato, and Chris Smith, and Vicki Sato serves as chair of the nominating and corporate governance committee. Our nominating and corporate governance committee met two times during 2021. Our nominating and corporate governance committee’s responsibilities include:
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recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

•
reviewing and making recommendations to our board of directors with respect to our board’s leadership structure;

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developing and recommending to our board of directors corporate governance principles;

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reviewing and reporting to our board of directors on our corporate responsibility and sustainability efforts, including the impact of environmental and social issues; and

•
overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Compensation Committee Interlocks and Insider Participation
During 2021, the members of our compensation committee were Mr. Mathers, Dr. Parmar and Ms. Ramasastry. No member of our compensation committee is or has been a current or former officer or employee of our company. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee.
Board of Director Meetings and Attendance
Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met five times during 2021. During 2021, each member of the board of directors, except for Chris Smith, attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All then-serving directors attended our 2021 annual meeting of stockholders.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Governance Documents” section of the “Investor Relations” section of our website, which is located at www.akouos.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code of business conduct and ethics.

Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:
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the principal responsibility of our board of directors is to oversee our management;

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a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;

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the independent directors meet in executive session at least twice a year;

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directors have full and free access to management and, as necessary, independent advisors;

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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

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our nominating and corporate governance committee will oversee an annual self-evaluation of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is available on the “Governance Documents” section of the “Investor Relations” section of our website, which is located at www.akouos.com.
Board Leadership Structure and Oversight of Risk
Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chair of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We do not currently have a lead independent director because the chair of our board of directors is independent within the meaning of the Nasdaq listing rules.
We currently separate the roles of chief executive officer and chair of the board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chair of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Form 10-K. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks.

Our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Our nominating and corporate governance committee oversees risk management activities relating to board composition. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.
Communication with Our Directors
Any interested party with concerns about our company may report such concerns to the board of directors, or the chair of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:
Akouos, Inc.
645 Summer Street, Suite 200
Boston, Massachusetts 02210
Attention: Corporate Secretary
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and discretion.
Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing to our Chief Compliance Officer or Chief Financial Officer at 645 Summer Street, Suite 200, Boston, MA 02210 or via the toll-free telephone number 833-976-2042.

EXECUTIVE AND DIRECTOR COMPENSATION
Executive Compensation
This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers for the fiscal years ended December 31, 2021 and 2020. Our named executive officers for 2021 were Emmanuel Simons, Michael McKenna and Jennifer Wellman.
This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative that follow.
2021 Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation(3)	Total ($)
Emmanuel Simons(4)	2021	535,000	251,000	3,040,275	4,715	3,830,990
President and Chief Executive Officer	2020	446,269	246,448	6,478,147	4,838	7,175,702
Michael McKenna(5)	2021	401,900	128,608	851,277	8,845	1,390,630
Chief Medical Officer
Jennifer Wellman(6)	2021	402,800	161,120	1,216,110	4,750	1,784,780
Chief Operating Officer	2020	346,606	174,303	2,437,738	6,944	2,965,591

(1)
Amounts shown for 2021 and 2020 for Dr. Simons and Ms. Wellman, and for 2021 for Dr. McKenna, represent the annual bonus earned based on the attainment of both corporate and individual performance goals as determined by the board of directors in its sole discretion, as well as a one-time discretionary holiday bonus of $1,000 paid to all employees in December 2020.

(2)
The amounts reported in the “Option Awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of the Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on March 29, 2022, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)
The amounts reported for Dr. Simons for 2021 and 2020, respectively, reflect company-paid group term life insurance premiums ($315 and $321, respectively), company-paid HSA contributions ($3,200 and $3,200, respectively), company-paid long-term group insurance premiums ($1,200 and $1,200, respectively) and a tax gross up for the holiday bonus ($0 and $117, respectively). The amounts reported for Dr. McKenna for 2021 reflect company-paid group term life insurance premiums ($4,445), company-paid HSA contributions ($3,200), and company-paid long-term group insurance premiums ($1,200). The amounts reported for Ms. Wellman for 2021 and 2020 reflect commuting benefits ($0 and $3,636, respectively), company-paid group term life insurance premiums ($350 and $321, respectively), company-paid HSA contributions ($3,200 and $1,600, respectively), company-paid long-term group insurance premiums ($1,200 and $1,200, respectively) and a tax gross up for the holiday bonus ($0 and $187, respectively).

(4)
Dr. Simons also serves as a member of our board of directors but does not receive any additional compensation for his service as a director.

(5)
Dr. McKenna was not a named executive officer for 2020. Therefore, the Summary Compensation Table includes compensation information for 2021 only.

(6)
Ms. Wellman’s salary amount reported for 2020 represents the total salary earned by Ms. Wellman in 2020. She began 2020 as the senior vice president of regulatory and quality and upon her transition to chief operating officer in October 2020, her annual salary was increased to $380,000.

Narrative to Summary Compensation Table
Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of, our executive compensation program. In designing our executive compensation program, our compensation committee considers compensation data for national and regional companies in the biotechnology/pharmaceutical industry provided by our independent compensation consultant to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. During the past fiscal year, the Compensation Committee retained Radford, an AON Hewitt Company, or Radford, an international compensation consulting firm, to advise the compensation committee on our compensation program for executive officers, which includes base salaries, annual performance-based cash incentives and equity incentive awards and Radford made recommendations with respect to the amount and form of executive and director compensation. Although our compensation committee considers the advice and guidance of Radford as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.
Base Salary.
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
During 2021, the base salary for Dr. Simons, Dr. McKenna and Ms. Wellman was $535,000, $401,900 and $402,800, respectively. During 2020, the base salary for Dr. Simons began as $390,000 but was increased to an annual base salary of $500,000 as of June 30, 2020. In 2020, the base salary for Ms. Wellman was $335,475 in her role as senior vice president of regulatory and quality, but her base salary was adjusted to $380,000 as of October 1, 2020 when she was promoted to chief operating officer.
Annual Bonus.
Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. Our employment agreements with each of Dr. Simons, Dr. McKenna and Ms. Wellman provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. From time to time, our board of directors has approved discretionary annual cash bonuses to our named executive officers with respect to their prior year performance.
The target annual bonus percentage for 2022 for each of our named executive officers is 55% for Dr. Simons and 40% for each of Dr. McKenna and Ms. Wellman. With respect to 2021, we awarded bonuses of $251,000, $128,608, and $161,120 to Dr. Simons, Dr. McKenna and Ms. Wellman, respectively, based on our achievement of certain company goals and individual performance objectives. With respect to 2020, we awarded bonuses of $245,448 and $173,303 to Dr. Simons and Ms. Wellman, respectively, based on our achievement of certain company goals and individual performance objectives.
Equity Incentives.
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options or other stock-based awards under our 2020 Stock Plan, or the 2020 Plan.
In May 2020, we granted Dr. Simons an option to purchase 750,676 shares of our common stock, which option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following May 1, 2020. In June 2020, we granted Dr. Simons an option to purchase 145,095 shares of our common stock following the closing of our initial public offering. This option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following June 18, 2020. The vesting of Dr. Simons’s options is subject to acceleration in full upon certain terminations of Dr. Simons’s employment made in connection with a change of control of the Company. In February 2021, we granted Dr. Simons an option to purchase 250,000 shares of our common stock, which option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following February 15, 2021.
In February 2021, we granted Dr. McKenna an option to purchase 70,000 shares of our common stock, which option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following February 15, 2021.
In May 2020, we granted Ms. Wellman an option to purchase 127,319 shares of our common stock, which option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following May 1, 2020. In October 2020, we granted Ms. Wellman an option to purchase 100,000 shares of our common stock, which option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following October 1, 2020. In February 2021, we granted Ms. Wellman an option to purchase 100,000 shares of our common stock, which option vests as to 2.0833% (1/48th) of the shares underlying the option for each month of continuous service following February 15, 2021.
Prior to our initial public offering in June 2020, our executive officers were eligible to receive equity awards under our 2016 Stock Plan, as amended, or the 2016 Plan. During 2020 prior to our initial public offering, all stock options were granted pursuant to the 2016 Plan. We did not grant any restricted stock awards during 2019 and 2020, but certain of the stock options that were granted to our executive officers in 2019 were eligible for early exercise and, if early exercised, were issued as restricted stock. Following our initial public offering in June 2020, our employees and executive officers are eligible to receive stock options and other stock-based awards pursuant to our 2020 Plan.
We use stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at various times, often but not necessarily annually. The options and restricted stock that we have granted to our executive officers are typically subject to time-based vesting, generally over four years following the vesting commencement date. For options granted to Dr. Simons, Dr. McKenna and Ms. Wellman, vesting is fully accelerated upon certain terminations in connection with a change of control and exercisability of their vested and outstanding stock options is extended in the case of death or disability. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.
Prior to our initial public offering, we awarded stock options and restricted stock with exercise prices or purchase prices, as applicable, that are equal to the fair market value of our common stock on the date of grant as determined by our board of directors. The exercise price of all stock options granted after the closing of our initial public offering is equal to the fair market value of shares of our common stock on the date of grant, which we determine by reference to the closing market price of our common stock on the date of grant.

Outstanding Equity Awards at 2021 Fiscal Year End
The following table sets forth information regarding all outstanding stock options and shares of restricted stock held by each of our named executive officers as of December 31, 2021.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)
Emmanuel Simons	95,288	16,273(2)	0.85	09/20/2028
	89,423	75,680(3)	2.32	10/17/2029
	297,142	453,534(4)	7.38	05/11/2030
	54,410	90,685(5)	17.00	06/25/2030
	52,080	197,920 (6)	17.97	02/14/2031
Michael McKenna	18,779	4,948 (7)	0.85	12/12/2028
	30,194	25,564(8)	2.32	10/17/2029
	28,795	43,952(9)	7.38	05/11/2030
	29,166	70,834(10)	22.45	09/30/2030
	14,580	55,420(11)	17.97	02/14/2031
Jennifer Wellman	45,677	9,132(12)	0.84	09/20/2028
	21,972	18,601(13)	2.32	10/17/2029
					770(14)	6,545
	50,397	76,922(15)	7.38	05/11/2030
	29,166	70,834(16)	22.45	09/30/2030
	20,830	79,170(17)	17.97	02/14/2031

(1)
The market price of our common stock is based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2021 of $8.50 per share.

(2)
The shares underlying this option vest in equal monthly installments for four years following July 17, 2018. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. Simons’s employment within 12 months following a change in control.

(3)
The shares underlying this option vest in equal monthly installments for four years following October 1, 2019. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. Simons’s employment within 12 months following a change in control.

(4)
The shares underlying this option vest in equal monthly installments for four years following May 1, 2020. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. Simons’s employment within 12 months following a change in control.

(5)
The shares underlying this option vest in equal monthly installments for four years following June 18, 2020. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. Simons’s employment within 12 months following a change in control.

(6)
The shares underlying this option vest in equal monthly installments for four years following February 15, 2021. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. Simons’s employment within 12 months following a change in control.

(7)
The shares underlying this option vested as to 25% of the shares on October 1, 2019, and the remainder vest in equal monthly installments thereafter. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. McKenna’s employment within 12 months following a change in control.

(8)
The shares underlying this option vest in equal monthly installments for four years following October 1, 2019. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. McKenna’s employment within 12 months following a change in control.

(9)
The shares underlying this option vest in equal monthly installments for four years following May 1, 2020. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. McKenna’s employment within 12 months following a change in control.

(10)
The shares underlying this option vest in equal monthly installments for four years following October 1, 2020. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. McKenna’s employment within 12 months following a change in control.

(11)
The shares underlying this option vest in equal monthly installments for four years following February 15, 2021. The vesting of this stock option will be fully accelerated upon a qualifying termination of Dr. McKenna’s employment within 12 months following a change in control.

(12)
The shares underlying this option vest over four years, with 12.5% of the shares vested on February 1, 2019 and the remaining shares vesting in equal monthly installments thereafter. The vesting of this stock option will be fully accelerated upon a qualifying termination of Ms. Wellman’s employment within 12 months following a change in control.

(13)
The shares underlying the option vest in equal monthly installments for four years following October 1, 2019. The vesting of this stock option will be fully accelerated upon a qualifying termination of Ms. Wellman’s employment within 12 months following a change in control.

(14)
Ms. Wellman’s restricted stock award for 12,338 shares vests over four years, with 25% of the shares vested on March 16, 2019, and the remainder vesting in equal monthly installments, subject to continuous service.

(15)
The shares underlying this option vest in equal monthly installments for four years following May 1, 2020. The vesting of this stock option will be fully accelerated upon a qualifying termination of Ms. Wellman’s employment within 12 months following a change in control.

(16)
The shares underlying this option vest in equal monthly installments for four years following October 1, 2020. The vesting of this stock option will be fully accelerated upon a qualifying termination of Ms. Wellman’s employment within 12 months following a change in control.

(17)
The shares underlying this option vest in equal monthly installments for four years following February 15, 2021. The vesting of this stock option will be fully accelerated upon a qualifying termination of Ms. Wellman’s employment within 12 months following a change in control.

Employment Agreements with our Named Executive Officers
Emmanuel Simons
In June 2020, we entered into a letter agreement with Dr. Simons that established his title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits made available to employees generally and also provided for certain benefits upon termination of his employment under specified conditions. Dr. Simons’s employment is at will. Dr. Simons is currently entitled to receive an annual base salary of $574,200 and an annual target bonus equal to 55% of his annual base salary based upon our board of directors’ assessment of Dr. Simons’s performance and our performance.
Dr. Simons’s letter agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation and release agreement, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary payable on our regular payroll practices if such termination is not in connection with a “change in control” or (y) 12 months of base salary payable in a lump sum if such termination is in connection with a “change in control”; (ii) an amount equal to (x) his annual bonus target amount for the year in which the termination occurs, payable as a lump sum, pro-rated by the number of days employed during such year if such termination is not in connection with a “change in control”, and (y) his full annual bonus target amount for the year in which the termination occurs, payable as a lump sum, if such termination is in connection with a “change in control”; and (iii) payment of the monthly employer COBRA premium for up to 12 months. In addition, if within 12 months following a “change in control,” Dr. Simons’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation and release agreement, all unvested stock options and other equity awards held by Dr. Simons that vest based solely on the passage of time become fully vested and exercisable. This letter agreement also includes a reaffirmation of Dr. Simons’s continuing obligations to us, including provisions on proprietary information and assignment of inventions.
Michael McKenna
In June 2018, we entered into an offer letter with Dr. McKenna, which established his title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits made available to employees generally and which offer letter was subsequently amended. Dr. McKenna began employment with us as a part-time employee but became a full-time employee effective September 1, 2019.
In August 2021, we entered into a new employment agreement with Dr. McKenna, which superseded his offer letter and which established his title, his base salary, his eligibility for an annual bonus, subject to approval from our board of directors, and his eligibility for benefits made available to employees generally. Dr. McKenna’s employment is at will. Dr. McKenna’s employment agreement further provides that, in the event his employment is either terminated by us without “cause” or terminated by him for “good reason,” in either case prior to or more than 12 months following a “change of control,” and he has been employed by us for at least one year, then subject to the execution and effectiveness of a separation and release agreement, Dr. McKenna will be entitled to receive (i) an amount equal to nine months of base salary payable on our regular payroll practices and (ii) payment of the monthly employer COBRA premium for up to nine months. In the event Dr. McKenna’s employment is either terminated by us, without “cause,” or terminated by him for “good reason,” in either case within 12 months following a “change of control,” and Dr. McKenna has been employed by us for at least one year, then subject to the execution and effectiveness of a separation and release agreement, then Dr. McKenna will be entitled to receive (i) 12 months of base salary payable in a lump sum; (ii) an amount equal to his annual bonus target amount for the year in which the termination occurs, payable as a lump sum; and (iii) payment of the monthly employer COBRA premium for up to 12 months. In addition, if within 12 months following a “change of control,” Dr. McKenna’s employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of the separation and release agreement, all outstanding and unvested stock options and other equity awards held by Dr. McKenna that vest based solely on the passage of time become fully vested and exercisable. The terms “cause,” “change of control” and “good reason” are each defined in Dr. McKenna’s employment agreement.
Dr. McKenna is currently entitled to receive an annual base salary of $430,000 and an annual target bonus equal to 40% of his annual base salary based upon our board of directors’ assessment of Dr. McKenna’s performance and our performance.
Jennifer Wellman
In July 2018, we entered into an offer letter with Ms. Wellman, which established her title, her base salary, and her eligibility for an annual bonus. In August 2021, we entered into a new employment agreement with Ms. Wellman, which superseded her offer letter and which established her title, her base salary, her eligibility for an annual bonus, subject to approval from our board of directors, and her eligibility for benefits made available to employees generally. Ms. Wellman’s employment is at will. Ms. Wellman’s employment agreement further provides that, in the event her employment is either terminated by us without “cause” or terminated by her for “good reason,” in either case prior to or more than 12 months following a “change of control,” and she has been employed by us for at least one year, then subject to the execution and effectiveness of a separation and release agreement, Ms. Wellman will be entitled to receive (i) an amount equal to nine months of base salary payable on our regular payroll practices and (ii) payment of the monthly employer COBRA premium for up to nine months. In the event Ms. Wellman’s employment is either terminated by us, without “cause,” or terminated by her for “good reason,” in either case within 12 months following a “change of control,” and Ms. Wellman has been employed by us for at least one year, then subject to the execution and effectiveness of a separation and release agreement, the Ms. Wellman will be entitled to receive (i) 12 months of base salary payable in a lump sum; (ii) an amount equal to her annual bonus target amount for the year in which the termination occurs, payable as a lump sum; and (iii) payment of the monthly employer COBRA premium for up to 12 months. In addition, if within 12 months following a “change of control,” Ms. Wellman’s employment is terminated by us without “cause” or by her for “good reason,” then subject to the execution and effectiveness of the separation and release agreement, all outstanding and unvested stock options and other equity awards held by Ms. Wellman that vest based solely on the passage of time become fully vested and exercisable. The terms “cause,” “change of control” and “good reason” are each defined in Ms. Wellman’s employment agreement.
Ms. Wellman is currently entitled to receive an annual base salary of $430,000 and an annual target bonus equal to 40% of her annual base salary based upon our board of directors’ assessment of Ms. Wellman’s performance and our performance.
Employee Non-Solicitation, Confidentiality and Assignment of Inventions Agreements
Each of our named executive officers has entered into standard form agreements with respect to non-solicitation, confidential information and assignment of inventions.
Under their respective agreements, each named executive officer has agreed that we own all inventions that are developed by such executive officer during his or her employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services, (ii) result from tasks assigned to the executive officer by us or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us. Each named executive officer also agreed to provide us with a non-exclusive, royalty-free, paid-up, irrevocable, worldwide license for any prior inventions that such executive officer incorporates into any of our products, processes, machines or other works, in the course of such executive officer’s employment with us. Under their respective agreements, each named executive officer has further agreed not to solicit our employees, consultants, customers, business or prospective customers during his or her employment and for a period of one year after the termination of his or her employment, and to protect our confidential and proprietary information indefinitely.
401(k) Plan
We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. In 2021 we did not provide any employer matching contributions. Beginning on January 1, 2022, we match 100% of an employee’s 401(k) contributions up to a maximum of 4% of the participant’s salary, subject to employer match limitations under Section 401(k) of the Internal Revenue Code.
Other Policies, Procedures, or Considerations
Anti-Hedging and Pledging Policy.   Our insider trading policy expressly prohibits all of our employees, including our named executive officers, as well as our directors, family members and controlled entities from engaging in speculative transactions in our securities, including short sales, puts/calls, purchases of financial instruments that are designed to hedge or offset any decrease in the market value of our securities, and margin accounts or pledges.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend the plan in certain circumstances when not in possession of material, nonpublic information or terminate the plan. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.
Director Compensation
The table below shows all compensation to our non-employee directors during the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Edward T. Mathers	$49,000	$140,502	$189,502
Kush M. Parmar	$40,000	$140,502	$180,502
Heather Preston	$46,500	$140,502	$187,002
Saira Ramasastry	$55,000	$140,502	$195,502
Vicki Sato	$43,000	$140,502	$183,502
Chris Smith	$39,000	$140,502	$179,502
Arthur O. Tzianabos	$72,500	$140,502	$213,002

(1)
The amounts reported in the “Option Awards” column reflect the aggregate grant-date fair value of stock‑based compensation awarded during the year computed in accordance with the provisions of ASC 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed on March 29, 2022 with the SEC, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common underlying such stock options.

(2)
As of December 31, 2021, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director serving during 2021 was as follows: Mr. Mathers, 16,000 shares; Dr. Parmar, 16,000 shares; Dr. Preston, 16,000 shares; Ms. Ramasastry, 38,625 shares; Dr. Sato, 55,030 shares; Mr. Smith, 38,255 shares; and Dr. Tzianabos, 28,100 shares.

Dr. Simons, one of our directors who also serves as our president and chief executive officer, does not receive any additional compensation for his service as a director. Dr. Simons is one of our named executive officers and, accordingly, the compensation that we pay to Dr. Simons is discussed above under “Summary Compensation Table” and “Narrative to Summary Compensation Table.”
In June 2021, our board of directors revised our director compensation program, effective June 22, 2021, pursuant to which each non-employee director receives, upon his or her initial election or appointment to our board of directors, an option to purchase 32,000 shares of our common stock under the 2020 Plan. Each of these options vests as to one-third of the shares of our common stock underlying such option on each of the first, second, and third anniversaries of the date of grant, subject to the non-employee director’s continuous service as a director. Further, on the date of the first board meeting held after each annual meeting of stockholders, each non-employee director that has served on our board of directors for at least six months will receive, under the 2020 Plan, an option to purchase 16,000 shares of our common stock under the 2020 Plan. Each of these options vests on the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting of stockholders, subject to the non-employee director’s continuous service as a director. All options issued to our non-employee directors under our director compensation program are issued with exercise prices equal to the fair market value of our common stock on the date of grant and will have a term of ten years. Prior to the June 2021 amendment, our director compensation program provided for a grant of an option to purchase 22,625 shares upon appointment and a grant of an option to purchase 11,312 shares in connection with each annual meeting of stockholders.
Under our director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of the board and of each committee receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. During 2021, the fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member were as follows:
	Non-Chair Annual Fee	Chair Annual Fee
Board of Directors	$35,000	$65,000
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating and Corporate Governance Committee	$4,000	$8,000
In January 2022, our board of directors further revised our director compensation program, effective January 1, 2022, to increase the annual fee paid to the non-chair members of the board of directors from $35,000 to $40,000.
We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information
The following table contains information about our 2016 Plan, 2020 Plan, and our 2020 Employee Stock Purchase Plan, or 2020 ESPP, as of December 31, 2021.
Plan Category	As of December 31, 2021
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)(3)	4,392,836	$11.71	5,378,930
Equity compensation plans not approved by security holders	—	—	—
Total	4,392,836	$11.71	5,378,930

(1)
Includes the 2016 Plan, 2020 Plan, and 2020 ESPP.

(2)
As of December 31, 2021, 4,674,442 shares of our common stock were available for issuance under the 2020 Plan. The number of shares reserved for issuance under the 2020 Plan will be increased on each January 1 through January 1, 2030 by the lowest of (i) 2,728,610 shares, (ii) 4% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. The shares of common stock underlying any awards that are expired, forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, repurchased or are otherwise terminated by us under the 2020 Plan or the 2016 Plan are added back to the shares of common stock available for issuance under the 2020 Plan. On January 1, 2022, the shares under the 2020 Plan were increased by 1,379,937 shares pursuant to the annual increase described above.

(3)
As of December 31, 2021, 704,488 shares of our common stock were reserved for issuance under the

2020 ESPP. The number of shares reserved for issuance under the 2020 ESPP will be increased on each January 1 through January 1, 2031 by the lowest of (i) 640,630 shares, (ii) 1% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. On January 1, 2022, the shares under the 2020 ESPP were increased by 344,984 shares pursuant to this provision.
RELATED PERSON TRANSACTIONS
Since January 1, 2020, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers, or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unrelated third parties.
Series B Preferred Stock Financing
In February 2020, we issued and sold 221,399,223 shares of our Series B preferred stock at a price per share of $0.47455 in cash, for an aggregate purchase price of $105,065,001. The following table sets forth the aggregate number of shares of our Series B preferred stock that we issued and sold to our 5% stockholders and their affiliates in this transaction and the aggregate amount of consideration for such shares:
Purchaser(1)	Shares of Series B Preferred Stock	Cash Purchase Price
5AM Opportunities I, L.P.(2)	16,858,076	$8,000,000
5AM Ventures V, L.P.(2)	21,072,595	$10,000,000
Entities affiliated with Fidelity Investments	21,072,595	$10,000,000
New Enterprise Associates 16, L.P.(3)	25,287,114	$12,000,000
Pivotal bioVenture Partners Fund I, L.P.(4)	31,608,893	$15,000,000
RA Capital Healthcare Fund, L.P.	8,111,197	$3,849,169
RA Capital Nexus Fund, L.P.	3,160,889	$1,500,000

(1)
See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by this entity.

(2)
Dr. Parmar, a member of our board of directors, is a managing partner of 5AM Ventures.

(3)
Mr. Mathers, a member of our board of directors, is a general partner of New Enterprise Associates.

(4)
Dr. Preston, a member of our board of directors, is a managing partner of Pivotal bioVenture Partners.

Each 21.073 shares of Series B preferred stock converted into one share of common stock upon the completion of our initial public offering.
Participation in Initial Public Offering
In June 2020, we completed our initial public offering in which we issued and sold an aggregate of 14,375,000 shares of our common stock at a price to the public of $17.00 per share. Certain of our 5% stockholders and their affiliates purchased an aggregate of 4,927,469 shares of our common stock in the initial public offering. Each of those purchases was made through the underwriters at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by our 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser(1)	Shares of Common Stock Purchased	Aggregate Purchase Price
5AM Opportunities I, L.P.(2)	294,117	$5,000,000
Entities affiliated with Fidelity Investments	1,750,000	$29,750,000
Entities affiliates with EcoR1 Capital, LLC	1,176,000	$19,992,000
New Enterprise Associates 16, L.P.(3)	588,235	$9,999,995
Pivotal bioVenture Partners Fund I, L.P.(4)	294,117	$5,000,000
Entities affiliated with RA Capital Healthcare Fund	825,000	$14,025,000

(1)
See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by these entities.

(2)
Dr. Parmar, a member of our board of directors, is a managing partner of 5AM Ventures.

(3)
Mr. Mathers, a member of our board of directors, is a general partner of New Enterprise Associates.

(4)
Dr. Preston, a member of our board of directors, is a managing partner of Pivotal bioVenture Partners.

Registration Rights
We are a party to an investor rights agreement with certain holders of our common stock, including some of our 5% stockholders and their affiliates and entities affiliated with some of our directors. This investor rights agreement provides these holders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.
Indemnification Agreements
Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.
Policies and Procedures for Related Person Transactions
Our board of directors adopted in May 2020 written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Legal Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:
•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person, and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•
a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2022 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 34,605,503 shares of our common stock outstanding as of March 31, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Akouos, Inc., 645 Summer Street, Suite 200, Boston, Massachusetts 02210.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
Entities affiliated with New Enterprise Associates(1)	4,294,207	12.4
Entities affiliated with Fidelity Investments(2)	4,203,823	12.2
Entities affiliated with 5AM Ventures V, L.P.(3)	4,135,784	12.0
Federated Hermes, Inc.(4)	2,498,442	7.2
Entities affiliated with RA Capital Healthcare Fund(5)	2,281,249	6.6
Entities affiliated with BlackRock(6)	1,985,946	5.7
EcoR1 Capital, LLC(7)	1,975,984	5.7
Pivotal bioVenture Partners Fund I, L.P.(8)	1,794,088	5.2
Named Executive Officers and Directors
Emmanuel Simons, Ph.D., MBA(9)	1,009,098	2.9
Michael McKenna, M.D.(10)	237,469	*
Jennifer Wellman(11)	224,408	*
Edward T. Mathers	—	—
Kush Parmar, M.D., Ph.D.	—	—
Heather Preston, M.D.	5,882	*
Saira Ramasastry(12)	7,541	*
Vicki Sato, Ph.D.(13)	27,925	*
Chris Smith(14)	32,978	*
Arthur O. Tzianabos, Ph.D.(15)	32,978	*
All executive officers and directors as a group (11 persons)(16)	1,685,000	4.8

*
Less than one percent.

(1)
Based solely on a Schedule 13D filed by New Enterprise Associates 16, L.P., or NEA 16, on July 7, 2020, reporting beneficial ownership as of June 30, 2020. The shares of common stock are held by NEA 16, which are indirectly held by NEA Partners 16, L.P., or NEA Partners 16, the sole general partner of NEA 16, NEA 16 GP, LLC, or NEA 16 LLC, the sole general partner of NEA Partners 16, and by each of the individual Managers of NEA 16 LLC. Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Joshua Makower, Scott D. Sandell, Peter W. Sonsini, and Paul Walker, or, collectively, the Managers, are the managers of NEA 16 LLC. The persons named herein are referred to individually herein as a NEA Reporting Person and collectively as the NEA Reporting Persons. As the general partner of NEA 16, NEA Partners 16 may be deemed to own beneficially the NEA 16 shares. Each of the Managers of NEA 16 LLC may be deemed to own beneficially the NEA 16 shares. Each NEA Reporting Person disclaims beneficial ownership of all applicable shares. Edward Mathers, a general partner of New Enterprise Associates, is a member of our board of directors. The address for NEA 16 is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(2)
Based solely on a Schedule 13G/A filed by FMR LLC on February 9, 2022. FMR LLC beneficially owns 4,203,823 shares of common stock, of which it has power to vote or direct the vote of 1,628,151 shares. Fidelity Management & Research Company, or Fidelity, a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the

beneficial owner of such shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for Fidelity is 245 Summer Street, Boston, MA 02205.
(3)
Based solely on a Schedule 13D/A filed by 5AM Ventures V, L.P. on December 31, 2020, reporting beneficial ownership as of December 29, 2020. 3,153,331 shares of common stock are held by 5AM Ventures V, L.P., or 5AM, and 982,453 shares of common stock are held by 5AM Opportunities I, L.P., or 5AM Opportunities. 5AM Partners V, LLC is the general partner of 5AM Ventures V, L.P. and may be deemed to have sole investment and voting power over the shares held by 5AM Ventures V, L.P. Andrew Schwab, Kush Parmar and Scott Rocklage are the managing members of 5AM Partners V, LLC, and may be deemed to share voting and dispositive power over the shares held by 5AM Ventures V, L.P. 5AM Opportunities I, LLC is the general partner of 5AM Opportunities I, LP. and may be deemed to have sole investment and voting power over the shares held by 5AM Opportunities I, L.P. Andrew Schwab and Kush Parmar are the managing members of 5AM Opportunities I, LLC, and may be deemed to share voting and dispositive power over the shares held by 5AM Opportunities I, L.P. Dr. Parmar is also a member of our board of directors. The address of the above persons and entities is 501 2nd Street, Suite 350, San Francisco, CA 94107.

(4)
Based solely on a Schedule 13G/A filed by Federated Hermes, Inc. on February 14, 2022, reporting beneficial ownership as of December 31, 2021. Federated Hermes, Inc., or FHI, is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., or the Investment Advisers, which act as investment advisers to registered investment companies and separate accounts that own shares of common stock of Akouos. The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of FHI. All of FHI’s outstanding voting stock is held in the Voting Shares Irrevocable Trust, or the Trust, for which Thomas R. Donahue, Rhodora J. Donahue, and J. Christopher Donahue act as trustees, or the Trustees. FHI, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the shares. The address for FHI is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

(5)
Based solely on a Schedule 13G/A filed by RA Capital Management, L.P. on February 14, 2022, reporting beneficial ownership as of December 31, 2021. RA Capital Healthcare Fund, L.P., or the RA Fund, directly holds 1,979,483 shares of common stock. RA Capital Nexus Fund, L.P., or RA Nexus, holds 301,766 shares of common stock. RA Capital Management, L.P., or Adviser, is the investment manager to RA Fund and RA Nexus. The general partner of the Adviser is RA Capital Management GP, LLC, or the Adviser GP, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. The Adviser, the Adviser GP, Dr. Kolchinsky, and Mr. Shah may be deemed indirect beneficial owners of the reported securities. The Adviser, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of all applicable shares. The address for the entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(6)
Based solely on a Schedule 13G filed by BlackRock, Inc., or BlackRock, on February 4, 2022, reporting beneficial ownership as of December 31, 2021. BlackRock beneficially owns 1,985,946 shares of common stock, of which it has power to vote or direct the vote of 1,955,476 shares. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

(7)
Based solely on a Schedule 13G filed by EcoR1 Capital, LLC, or EcoR1, on February 16, 2021,

reporting beneficial ownership as of December 31, 2020. EcoR1 and Oleg Nodelman hold the shares. EcoR1 is the general partner and investment adviser of investment funds. Mr. Nodelman is the control person of EcoR1. The investment funds managed by EcoR1 hold the shares for the benefit of their investors and have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. Each of EcoR1 Capital, LLC and Mr. Nodelman disclaims beneficial ownership of the shares except to the extent of its pecuniary interest therein. The address for EcoR1 Capital, LLC and Mr. Nodelman is 357 Tehama Street #3, San Francisco, CA 94103.
(8)
Based solely on a Schedule 13G/A filed by Pivotal bioVenture Partners Fund I, L.P. on February 14, 2022, reporting beneficial ownership as of December 31, 2021. Pivotal bioVenture Partners Fund I, L.P., or Pivotal, directly holds 1,591,154 shares of common stock. The general partner of Pivotal bioVenture Partners Fund I, L.P. is Pivotal bioVenture Partners Fund I G.P., or Pivotal GP. Pivotal bioVenture Partners Fund I U.G.P., Ltd., or Pivotal Ultimate General Partner, is the ultimate general partner of Pivotal GP. Pivotal Ultimate General Partner is wholly-owned by Pivotal Partners, Ltd., or Pivotal Partners. Pivotal Partners is wholly-owned by Pivotal Life Sciences Limited, or Pivotal Life Sciences. Pivotal Life Sciences is wholly-owned by Nan Fung Life Sciences Holdings Limited, which is wholly owned by NF Investment Holdings Limited, which is wholly owned by Nan Fung Group Holdings Limited, or NFGHL. The members of the Executive Committee of NFGHL make investment decisions with respect to the securities held by Pivotal. Mr. Kam Chung Leung, Mr. Frank Kai Shui Seto, Mr. Vincent Sai Sing Cheung, Mr. Pui Kuen Cheung, Mr. Kin Ho Kwok, Ms. Vanessa Tih Lin Cheung, Mr. Meng Gao and Mr. Chun Wai Nelson Tang are the members of the Executive Committee of NFGHL. The address of Pivotal is 1114 Avenue of the Americas, 22nd Floor, New York, NY 10036.

(9)
Consists of 272,582 shares of common stock and 736,516 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(10)
Consists of 82,385 shares of common stock and 155,084 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(11)
Consists of 12,338 shares of common stock and 212,070 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(12)
Consists of 7,541 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(13)
Consists of 27,925 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(14)
Consists of 16,775 shares of common stock and 16,203 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(15)
Consists of 26,930 shares of common stock and6,048 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(16)
Consists of 416,892 shares of common stock and 1,268,108 shares of common stock issuable upon the exercise of options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2021 and discussed them with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
The audit committee has also received from, and discussed with, PricewaterhouseCoopers LLP various communications that PricewaterhouseCoopers LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, PricewaterhouseCoopers LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
By the audit committee of the board of directors of Akouos, Inc.
Saira Ramasastry
Heather Preston
Arthur O. Tzianabos
HOUSEHOLDING
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2021 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Akouos, Inc., 645 Summer Street, Suite 200, Boston, Massachusetts 02210, Attention: Corporate Secretary, telephone: 857-410-1818. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS FOR OUR 2023 ANNUAL MEETING
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2022. However, if the date of the 2021 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Akouos, Inc., 645 Summer Street, Suite 200, Boston, Massachusetts 02210, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 annual meeting of stockholders, the required notice must be received by our

Corporate Secretary at our principal executive offices no earlier than February 23, 2023 and no later than March 25, 2023.

OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By Order of the Board of Directors
Emmanuel Simons
President and Chief Executive Officer

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AKOUOS, INC.

The Board of Directors recommends you vote FOR the nominees listed in Proposal 1 and FOR Proposal 2:

For All **Withhold All** **For All Except**

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Class II Directors

Nominees:

01) Heather Preston
02) Arthur O. Tzianabos

For **Against** **Abstain**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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AKOUOS, INC. 645 SUMMER ST.SUITE 200BOSTON, MA 02210 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 22, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AKUS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 22, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D84738-P69961KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D84739-P69961AKOUOS, INC.ANNUAL MEETING OF STOCKHOLDERS THURSDAY, JUNE 23, 2022 9:00 A.M. Eastern TimeTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Emmanuel Simons and Karoline Shair, and each of them, as proxies, each with power of substitution, and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Common Stock of AKOUOS, INC. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held virtually at 9:00 A.M. Eastern Time on June 23, 2022, via the Internet at a virtual web conference at www.virtualshareholdermeeting.com/AKUS2022, or any postponement or adjournment thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1AND FOR PROPOSAL 2.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.(Continued and to be marked, dated and signed, on the other side)